Exhibit 99.1

Press Release
FOR IMMEDIATE RELEASE

JLG Industries, Inc.	Contact: Greg Fries
1 JLG Drive	Manager — Investor Relations & Analysis
McConnellsburg, PA 17233-9533	(240) 313-1817, ir@jlg.com
Telephone (717) 485-5161
Fax (717) 485-6417
www.jlg.com
JLG’S SECOND QUARTER SALES UP 40 PERCENT, EARNINGS TRIPLE
Customer Demand Continues to be Strong
     MCCONNELLSBURG, PA, FEBRUARY 22, 2006 — JLG Industries, Inc. (NYSE: JLG) today announced consolidated revenues of $494 million and earnings per share of $.52 for its fiscal second quarter ended January 29, 2006. Compared to the prior year period, revenue in the second fiscal quarter increased 40 percent led by a 43 percent increase in the United States and 31 percent internationally. The Company reported net income of $27.4 million compared with net income of $7.5 million, or $0.17 per share, in the prior year. Operating income was $49.7 million, or 10.1% of revenues, versus $17.6 million, or 5.0%, for the comparable year-ago period. The year-on-year improvement in the operating margin represents an incremental margin of 23% on the change in sales.
     “Our revenues reached a new record for the quarter and, more importantly, our earnings improved dramatically compared to last year,” stated Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “The continued strength in demand for our products is reflected in our order board which reached $1.0 billion at the end of the quarter, a 20% sequential increase from $849 million last quarter and over three times the $290 million level of last year. Our previous pricing actions and cost reduction activity have substantially caught up with the increases in commodities, especially steel, experienced last year. We continue to monitor pressure on product costs and work to offset the impact but remain prepared to increase pricing further if conditions warrant.
     “The sale of the New Philadelphia plant, when netted against the announced reopening of our Bedford, PA and Orrville, OH facilities, and combined with the capacity investments we are making for the Caterpillar alliance and additional JLG products, will enable us to support significantly higher volume in essentially the same manufacturing footprint beginning in the fourth quarter of this fiscal year.”
year to date results
     For the first half of fiscal 2006, consolidated revenues were $972 million, a 47 percent increase from the prior year period. Net income was $55.3 million, or $ 1.05 per share, versus a loss of $1.2 million, or $.03 per share last year. Last year’s results were negatively impacted by a lag in the recovery of increased cost of commodities, especially steel.
     Cash and cash equivalents totaled $183 million at January 29, 2006, down $48 million sequentially due primarily to the purchase of the Caterpillar telehandler assets.

JLG Industries, Inc. — page 2
outlook
     “The continuing strong demand for our products reinforces our belief that 2006 will be another good year for JLG,” said Jim Woodward, Executive Vice President and Chief Financial Officer. “Supply chain performance improvement and our own manufacturing capacity expansion will position us to better meet customer demand and optimize capacity utilization. We now expect to spend approximately $40 million in fiscal 2006 on capital additions including the capacity expansion and the Caterpillar alliance. Despite the impact of the $48 million sales volume reduction in our second half associated with the sale of the Gradall excavator product line, we project our full year revenue growth will be at the upper end of our previously announced range 20 to 25 percent over fiscal 2005. Excluding the one-time pre-tax gain on the excavator transaction of approximately $13.1 million, we now expect earnings per share to be in a range from $2.35 to $2.45, up from our previous guidance of $2.15 to $2.25.”
conference call
     Management’s complete analysis of the Company’s quarterly results will be provided during a conference call on Thursday, February 23, 2006 at 2:00 p.m. Eastern Time. Within North America, access to the call is available by dialing (866) 713-8564, participant pass code 33323188. From international locations, call (617) 597-5312, using the same pass code. Please dial into the conference 10 minutes prior to the start. A replay of the call will be available on the website later the same day.
about JLG
     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers). The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall telehandlers; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force and utilizes a broad range of marketing techniques, integrated supply programs and a network of distributors in the industrial, commercial, institutional and construction markets. In addition, JLG offers world-class after-sales service and support for its customers. JLG’s manufacturing facilities are located in the United States, Belgium, and France, with sales and service operations on six continents.
(more)

JLG Industries, Inc. — page 3
     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) risks associated with acquisitions; (iv) credit risks from our financing of customer purchases; (v) risks arising from dependence on third-party suppliers; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-Q for the quarter ended October 30, 2005.
     In this release, we refer to various non-GAAP measures including adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosure of free cash flow, EBITDA and net debt. We believe that these measures are useful to investors in analyzing the Company’s operating performance. For more information, visit www.jlg.com.
     NOTE: Information contained on our website is not incorporated by reference into this press release.
(Tables follow)

JLG Industries, Inc. — Page 4
JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	January 29,	October 30,	Ended	July 31,	May l,	January 30,	October 31,	Ended
	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
REVENUES AND PROFITABILITY
Revenues	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962
Gross profit margin	19.4%	19.9%	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%
EBITDA	59,400	59,344	154,185	71,103	53,786	27,111	2,185	105,660
Trailing twelve month EBITDA	243,633	211,344	154,185	154,185	121,445	97,995	90,653	105,660
Trailing twelve month EBITDA margin	11.9%	11.1%	8.9%	8.9%	7.6%	7.0%	7.0%	8.8%
Operating income (loss)	49,734	50,366	120,261	59,722	51,267	17,607	(8,335)	75,906
Operating profit (loss) margin	10.1%	10.5%	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%
Net income (loss) margin	5.5%	5.8%	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%

Reported earnings (loss) per diluted share	$0.52	$0.53	$1.20	$.69	$.47	$.17	$(.20)	$.61

IMPACT OF SELECTED ITEMS ON: (1) income (expense)
PRE-TAX INCOME
Strategic Initiatives (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(3,375)	$(845)	$(6,261)	$(2,131)	$(1,141)	$(1,093)	$(1,896)	$(15,975)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	(119)
Net expenses on early extinguishment of debt	(574)	—	(6,493)	(217)	(6,276)	—	—	—
Currency effects (in Miscellaneous-net)	(672)	731	5,826	1,419	(961)	3,087	2,281	(2,309)
Bad debt charges (in SA&PD)	(1,336)	(3,509)	(6,977)	(2,533)	(1,364)	(1,948)	(1,132)	(11,560)
Inventory charges (in COS)	(2,039)	(1,488)	(4,423)	(1,244)	(1,279)	(308)	(1,592)	(4,519)
Early vesting incentives (in both COS, SA&PD)	—	—	(1,658)	—	(227)	(436)	(995)	(1,771)
Other Incentive pay (in both COS, SA&PD)	(4,888)	(4,846)	(22,194)	(14,810)	(7,384)	—	—	(16,923)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	(1,264)
Estimated net unrecovered steel cost (in COS) (2)	—	(6,005)	(64,753)	(8,702)	(8,307)	(20,980)	(26,764)	(4,695)

NET INCOME
Strategic Initiatives (in both COS and SA&PD)	(2,146)	(503)	(3,846)	(1,325)	(687)	(692)	(1,191)	(10,160)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	(76)
Net expenses on early extinguishment of debt	(365)	—	(3,988)	(135)	(3,778)	—	—	—
Currency effects (in Miscellaneous-net)	(427)	435	3,578	882	(579)	1,954	1,432	(1,469)
Bad debt charges (in SA&PD)	(850)	(2,088)	(4,285)	(1,575)	(821)	(1,233)	(711)	(7,352)
Inventory charges (in COS)	(1,297)	(885)	(2,717)	(774)	(770)	(195)	(1,000)	(2,874)
Early vesting incentives (in both COS, SA&PD)	—	—	(1,018)	—	(137)	(276)	(625)	(1,126)
Other Incentive pay (in both COS, SA&PD)	(3,109)	(2,883)	(13,632)	(9,209)	(4,445)	—	—	(10,763)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	(804)
Estimated net unrecovered steel cost (in COS) (2)	—	(3,573)	(39,771)	(5,411)	(5,001)	(13,280)	(16,808)	(2,986)

EARNINGS PER SHARE
Strategic Initiatives (in both COS and SA&PD)	(0.04)	(0.01)	(0.08)	(0.03)	(0.01)	(0.02)	(0.03)	(0.23)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—
Net expenses on early extinguishment of debt	(0.01)	—	(0.08)	—	(0.08)	—	—	—
Currency effects (in Miscellaneous-net)	(0.01)	0.01	0.07	0.02	(0.01)	0.04	0.03	(0.03)
Bad debt charges (in SA&PD)	(0.02)	(0.04)	(0.09)	(0.03)	(0.02)	(0.03)	(0.02)	(0.17)
Inventory charges (in COS)	(0.02)	(0.02)	(0.06)	(0.01)	(0.02)	—	(0.02)	(0.07)
Early vesting incentives (in both COS, SA&PD)	—	—	(0.02)	—	—	(0.01)	(0.01)	(0.03)
Other Incentive pay (in both COS, SA&PD)	(0.06)	(0.05)	(0.29)	(0.18)	(0.09)	—	—	(0.24)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	(0.02)
Estimated net unrecovered steel cost (in COS) (2)	—	(0.07)	(0.83)	(0.10)	(0.10)	(0.30)	(0.39)	(0.07)

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$183,344	$230,947	$223,597	$223,597	$172,480	$24,305	$66,498	$37,656
Trade accounts and finance receivables, net	379,813	379,393	419,866	419,866	377,190	354,350	333,316	400,597
Inventories	227,957	218,881	169,097	169,097	185,370	182,606	170,731	154,405
Total balance sheet debt	273,721	278,877	289,351	289,351	299,075	383,534	389,609	423,534
Limited recourse debt from finance receivables monetizations	45,318	55,921	63,658	63,658	70,586	77,601	85,733	121,794
Net debt (3)	45,059	(7,991)	2,096	2,096	59,248	286,092	242,381	269,553
Net debt (3) to total capitalization	7%	—	—	—	12%	50%	47%	49%
Maximum loss exposure under loss pool agreements related to finance receivable monetizations	11,346	11,855	22,160	22,160	22,168	22,168	22,168	22,198
Equity	566,870	507,140	478,592	478,592	436,238	284,746	276,780	281,270
Working capital	523,417	505,787	489,187	489,187	451,660	340,786	328,671	340,552
Depreciation and amortization	7,907	6,533	28,899	7,365	7,488	6,958	7,088	25,681
Capital expenditures, net of retirements	3,653	3,129	13,435	8,282	490	2,010	2,653	11,978
Free cash flow (4)	(53,050)	10,087	267,457	57,152	226,844	(43,711)	27,172	(98,450)

FINANCIAL RATIOS
Days sales outstanding	62.3	62.7	57.1	57.1	55.4	83.7	92.0	78.4
Days payables outstanding	40.6	46.4	50.5	50.5	55.7	46.5	54.6	57.0
Inventory turnover (annualized)	7.6	7.8	7.6	7.6	6.9	6.4	5.9	5.8

(1)	Net of the quarter and annual effective tax rates. EPS is calculated by dividing the net income (loss) amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(2)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel in fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources of our products and their components. The steel price increases are netted against steel surcharges invoiced to our customers.

(3)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 5
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
Revenues
Net sales	$488,411	$472,436	$1,713,782	$563,805	$499,899	$347,947	$302,131	$1,170,186
Financial products	3,256	2,974	11,915	2,826	3,373	3,056	2,660	15,203
Rentals	2,759	2,313	9,333	2,948	2,084	2,431	1,870	8,573

	494,426	477,723	1,735,030	569,579	505,356	353,434	306,661	1,193,962
Cost of sales	398,566	382,859	1,447,785	459,893	407,464	299,462	280,966	968,562

Gross profit	95,860	94,864	287,245	109,686	97,892	53,972	25,695	225,400
Gross profit margin	19.4%	19.9%	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%
Selling and administrative expenses	39,301	38,061	142,383	43,927	39,524	30,810	28,122	128,465
Selling & administrative %	7.9%	8.0%	8.2%	7.7%	7.8%	8.7%	9.2%	10.8%
Product development expenses	6,825	6,437	24,601	6,037	7,101	5,555	5,908	21,002
Product development %	1.4%	1.3%	1.4%	1.1%	1.4%	1.6%	1.9%	1.8%
Restructuring charges	—	—	—	—	—	—	—	27

Income (loss) from operations	49,734	50,366	120,261	59,722	51,267	17,607	(8,335)	75,906
Operating profit (loss) margin	10.1%	10.5%	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%
Other income (deductions):
Interest expense (net of interest income)	(6,688)	(4,466)	(28,609)	(4,905)	(7,418)	(7,852)	(8,434)	(35,397)
Miscellaneous, net	69	934	1,436	2,595	(6,105)	2,076	2,870	1,372

Income (loss) before taxes	43,115	46,834	93,088	57,412	37,744	11,831	(13,899)	41,881
Income tax provision (benefit)	15,695	18,968	35,915	21,716	15,022	4,347	(5,170)	15,232

Net income (loss)	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649

Return on revenues	5.5%	5.8%	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%

Earnings (loss) per common share	$.53	$.54	$1.23	$.71	$.48	$.17	$(.20)	$.62

Earnings (loss) per common share - assuming dilution	$.52	$.53	$1.20	$.69	$.47	$.17	$(.20)	$.61

Cash Dividends per share	$.005	$.005	$.020	$.005	$.005	$.005	$.005	$.020

Average basic shares outstanding	52,021	51,212	46,529	50,361	47,091	43,798	43,277	42,860

Average diluted shares outstanding	53,187	52,556	47,793	51,656	48,287	44,988	43,277	44,032

JLG Industries, Inc. — Page 6
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2005	2005	2005	2005	2004	2004
ASSETS
Current assets
Cash and cash equivalents	$183,344	$230,947	$223,597	$172,480	$24,305	$66,498	$37,656
Trade accounts and finance receivables, net	379,813	379,393	419,866	377,190	354,350	333,316	400,597
Inventories	227,957	218,881	169,097	185,370	182,606	170,731	154,405
Assets held for sale	49,941	—	—	3,500	4,300	—	—
Other current assets	42,715	48,417	56,739	55,253	43,166	45,739	41,058

Total current assets	883,770	877,638	869,299	793,793	608,727	616,284	633,716
Property, plant and equipment, net	82,746	84,879	85,855	78,270	82,387	89,443	91,504
Equipment held for rental, net	36,684	38,401	22,570	27,220	23,163	26,842	21,190
Finance receivables, less current portion	26,500	29,688	30,354	31,836	36,992	39,002	33,747
Pledged finance receivables, less current portion	18,623	26,589	33,649	40,459	50,372	56,413	86,559
Goodwill	60,419	61,598	61,641	63,134	63,165	63,017	62,885
Intangible assets, net	75,371	31,795	32,086	33,465	33,848	34,590	35,240
Other assets	68,379	64,675	68,143	56,848	80,420	66,991	62,603

	$1,252,492	$1,215,263	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$6,515	$1,486	$1,496	$1,552	$3,744	$1,788	$1,729
Current portion of limited recourse debt from finance receivables monetizations	26,558	29,045	29,642	29,708	26,660	26,725	32,585
Accounts payable	187,591	200,281	200,323	194,588	139,742	150,600	139,990
Accrued expenses	139,689	141,039	148,651	116,285	97,795	108,500	118,860

Total current liabilities	360,353	371,851	380,112	342,133	267,941	287,613	293,164
Long-term debt, less current portion	221,888	221,470	224,197	226,937	302,189	302,088	300,011
Limited recourse debt from finance receivables monetizations, less current portion	18,760	26,876	34,016	40,878	50,941	59,008	89,209
Accrued post-retirement benefits	31,797	31,455	31,113	30,801	30,423	30,211	29,666
Other long-term liabilities	22,117	28,464	27,233	24,116	23,536	21,362	20,542
Provisions for contingencies	30,707	28,007	28,334	23,922	19,298	15,520	13,582
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued shares: 52,752; fiscal 2005 — 51,645; fiscal 2004 — 43,903	10,550	10,333	10,329	10,195	8,940	8,907	8,781
Additional paid-in capital	203,571	175,452	180,696	163,974	37,087	35,111	29,571
Retained earnings	365,280	338,124	310,516	275,077	252,579	245,319	254,268
Unearned compensation	—	—	(7,397)	(2,642)	(3,433)	(4,019)	(5,333)
Accumulated other comprehensive loss	(12,531)	(16,769)	(15,552)	(10,366)	(10,427)	(8,538)	(6,017)

Total shareholders’ equity	566,870	507,140	478,592	436,238	284,746	276,780	281,270

	$1,252,492	$1,215,263	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444

JLG Industries, Inc. — Page 7
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
OPERATIONS
Net income (loss)	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Loss (gain) on sale of property, plant and equipment	57	(86)	948	828	(22)	(19)	161	319
Gain on sale of equipment held for rental	(5,612)	(72)	(11,711)	(3,791)	(1,286)	(5,334)	(1,300)	(12,451)
Non-cash charges and credits:
Depreciation and amortization	7,907	6,533	28,899	7,365	7,488	6,958	7,088	25,681
Other	5,137	7,031	6,986	(5,953)	6,225	3,965	2,749	17,006
Changes in selected working capital items:
Accounts receivable	(13,268)	39,186	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)
Inventories	(30,523)	(50,027)	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188
Accounts payable	(5,669)	(34)	60,423	5,868	54,834	(10,833)	10,554	33,207
Other operating assets and liabilities	(6,722)	1,324	30,623	38,335	7,188	(2,340)	(12,560)	13,506
Changes in finance receivables	(3,415)	1,351	1,877	1,459	1,944	6,970	(8,496)	(6,112)
Changes in pledged finance receivables	(233)	(196)	36	(190)	(248)	(917)	1,391	(14,866)
Changes in other assets and liabilities	(3,720)	(3,422)	8,374	495	21,946	(12,920)	(1,147)	(11,090)

Cash flow from operating activities	(28,641)	29,454	142,412	54,282	100,973	(48,403)	35,560	14,741

INVESTMENTS
Purchases of property, plant and equipment	(3,744)	(3,145)	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)
Proceeds from sale of property, plant and equipment	34	102	1,060	24	874	81	81	90
Purchases of equipment held for rental	(9,270)	(18,121)	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)
Proceeds from sale of equipment held for rental	14,305	438	35,065	11,775	3,103	16,037	4,150	33,269
Cash portion of acquisitions	(47,035)	—	(105)	—	—	(105)	—	(109,557)
Other	(40)	(28)	366	(35)	503	(56)	(46)	333

Cash flow used for investing activities	(45,750)	(20,754)	(10,306)	(2,960)	(3,581)	5,034	(8,799)	(114,941)

FINANCING
Net issuance (repayment) of short-term debt	23	(11)	(6)	(58)	(1,961)	1,955	58	27
Issuance of long-term debt	—	—	156,018	(38)	26,002	45,038	85,016	351,999
Repayment of long-term debt	(96)	(97)	(232,666)	(3,060)	(99,374)	(45,140)	(85,092)	(362,506)
Issuance of limited recourse debt	—	—	—	—	—	—	—	13,979
Repayment of limited recourse debt	—	—	—	—	—	—	—	(253)
Payment of dividends	(264)	(258)	(925)	(257)	(224)	(224)	(220)	(871)
Net proceeds from issuance of common stock	—	—	119,421	(113)	119,534	—	—	—
Exercise of stock options	13,327	164	19,826	6,750	6,714	1,276	5,086	2,414
Excess tax benefits from stock-based compensation	13,017	44	—	—	—	—	—	—

Cash flow from financing activities	26,007	(158)	61,668	3,224	50,691	2,905	4,848	4,789

CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	781	(1,192)	(7,833)	(3,429)	92	(1,729)	(2,767)	258

CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	(47,603)	7,350	185,941	51,117	148,175	(42,193)	28,842	(95,153)
Beginning balance	230,947	223,597	37,656	172,480	24,305	66,498	37,656	132,809

Ending balance	$183,344	$230,947	$223,597	$223,597	$172,480	$24,305	$66,498	$37,656

     JLG Industries, Inc. — Page 8
JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
SEGMENT INFORMATION REVENUES:
Machinery	$412,327	$411,008	$1,461,401	$490,054	$437,595	$281,220	$252,532	$973,610
Equipment Services	78,789	63,654	259,878	75,145	64,313	69,070	51,350	204,454
Access Financial Solutions	3,310	3,061	13,751	4,380	3,448	3,144	2,779	15,898

	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

SEGMENT PROFIT (LOSS):
Machinery	$44,587	$47,940	$111,974	$63,786	$51,995	$9,533	$(13,340)	$70,844
Equipment services	24,497	23,205	72,878	19,533	17,867	19,711	15,767	59,760
Access Financial Solutions	1,166	1,088	4,420	2,303	1,211	712	194	1,695
Corporate expense	(21,412)	(22,928)	(75,407)	(27,103)	(21,254)	(13,801)	(13,249)	(67,308)

Segment profit (loss)	48,838	49,305	113,865	58,519	49,819	16,155	(10,628)	64,991
Add: AFS’ interest expense	896	1,061	6,396	1,203	1,448	1,452	2,293	10,915

Operating Income (Loss)	$49,734	$50,366	$120,261	$59,722	$51,267	$17,607	$(8,335)	$75,906

PRODUCT GROUP REVENUES
Aerial work platforms	$234,710	$243,874	$888,073	$313,962	$278,071	$171,517	$124,523	$562,056
Telehandlers	160,715	158,103	511,766	157,948	141,660	92,490	119,668	358,865
Excavators	16,902	9,031	61,562	18,144	17,864	17,213	8,341	52,689
After-sales service and support, including parts sales, and used and reconditioned equipment sales	76,084	61,428	252,381	73,751	62,304	66,727	49,599	196,576
Financial products	3,256	2,974	11,915	2,826	3,373	3,056	2,660	15,203
Rentals	2,759	2,313	9,333	2,948	2,084	2,431	1,870	8,573

	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

GEOGRAPHIC REVENUES
United States	$366,343	$354,913	$1,311,450	$437,066	$379,624	$256,027	$238,733	$923,696
Europe	83,349	62,533	264,032	84,126	86,224	56,819	36,863	178,392
Other international	44,734	60,277	159,548	48,387	39,508	40,588	31,065	91,874

	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

JLG Industries, Inc. — Page 9
JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2005	2005	2005	2005	2004	2004
Net income (loss)	$27,420	$27,866	$35,696	$22,722	$7,484	($8,729)	$15,271
Interest expense	8,378	5,977	6,326	8,554	8,322	8,996	9,274
Income tax provision (benefit)	15,695	18,968	21,716	15,022	4,347	(5,170)	8,748
Depreciation and amortization	7,907	6,533	7,365	7,488	6,958	7,088	5,070

EBITDA	$59,400	$59,344	$71,103	$53,786	$27,111	$2,185	$38,363

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 10
JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2005	2005	2005	2005	2004	2004
Net income	$113,704	$93,768	$57,173	$36,748	$22,713	$17,387	$26,649
Interest expense	29,235	29,179	32,198	35,146	35,992	37,218	38,098
Income tax provision	71,401	60,053	35,915	22,947	12,815	9,765	15,232
Depreciation and amortization	29,293	28,344	28,899	26,604	26,475	26,283	25,681

EBITDA	$243,633	$211,344	$154,185	$121,445	$97,995	$90,653	$105,660

Revenues	$2,047,084	$1,906,092	$1,735,030	$1,590,611	$1,403,942	$1,287,038	$1,193,962

EBITDA Margin	11.9%	11.1%	8.9%	7.6%	7.0%	7.0%	8.8%

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11
JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2005	2005	2005	2005	2004	2004
Revolving credit facilities	$—	$—	$—	$—	$—	$—	$—
$5 million cash management facility	—	—	—	—	1,944	—	—
$125 million senior notes	109,975	109,975	109,975	112,975	125,000	125,000	125,000
$175 million senior subordinated notes	113,750	113,750	113,750	113,750	175,000	175,000	175,000
Miscellaneous debt	9,678	4,751	4,859	5,014	5,128	5,219	5,236
Fair value of interest rate swaps	(7,799)	(8,428)	(5,909)	(6,378)	(6,120)	(6,492)	(8,814)
Gain on terminated interest rate swap	2,799	2,908	3,018	3,128	4,981	5,149	5,318

Bank debt and notes	228,403	222,956	225,693	228,489	305,933	303,876	301,740
Limited recourse debt from finance receivables monetizations *	45,318	55,921	63,658	70,586	77,601	85,733	121,794

Total balance sheet debt	273,721	278,877	289,351	299,075	383,534	389,609	423,534

Net present value of off-balance sheet rental fleet lease	—	—	—	656	755	1,012	1,070
Net present value of off-balance sheet production equipment leases	—	—	—	2,583	3,709	3,991	4,399

Total off-balance sheet financing	—	—	—	3,239	4,464	5,003	5,469

Total balance sheet debt and off-balance sheet financing	273,721	278,877	289,351	302,314	387,998	394,612	429,003
Less: cash and cash equivalents	183,344	230,947	223,597	172,480	24,305	66,498	37,656
Less: limited recourse debt from finance receivables monetizations	45,318	55,921	63,658	70,586	77,601	85,733	121,794

Net debt	$45,059	$(7,991)	$2,096	$59,248	$286,092	$242,381	$269,553

Shareholders’ Equity	$566,870	$507,140	$478,592	$436,238	$284,746	$276,780	$281,270

Net Debt-to-Net Debt plus Shareholders’ Equity	7%	—	—	12%	50%	47%	49%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	33%	35%	38%	41%	57%	58%	60%

* Maximum loss exposure under loss pool agreements related to finance receivable monetizations	$11,346	$11,855	$22,160	$22,168	$22,168	$22,168	$22,198

We monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 12
JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
Net income (loss)	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Non-cash items	7,489	13,406	25,122	(1,551)	12,405	5,570	8,698	30,555
Accounts receivable	(13,268)	39,186	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)
Inventories	(30,523)	(50,027)	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188
Other current assets	4,345	9,535	(12,553)	899	(14,132)	3,497	(2,817)	8,780
Accounts payable	(5,669)	(34)	60,423	5,868	54,834	(10,833)	10,554	33,207
Accrued expenses	(11,067)	(8,211)	43,176	37,436	21,320	(5,837)	(9,743)	4,726
Finance receivables	(3,415)	1,351	1,877	1,459	1,944	6,970	(8,496)	(6,112)
Other cash from operations	(3,720)	(3,422)	8,374	495	21,946	(12,920)	(1,147)	(11,090)
Purchases of property, plant and equipment	(3,744)	(3,145)	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)
Proceeds from sale of property, plant and equipment	34	102	1,060	24	874	81	81	90
Purchases of equipment held for rental	(9,270)	(18,121)	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)
Proceeds from sale of equipment held for rental	14,305	438	35,065	11,775	3,103	16,037	4,150	33,269
Cash portion of acquisitions	(47,035)	—	(105)	—	—	(105)	—	(109,557)
Other cash from investments	(40)	(28)	366	(35)	503	(56)	(46)	333
Payment of dividends	(264)	(258)	(925)	(257)	(224)	(224)	(220)	(871)
Net proceeds from issuance of common stock	—	—	119,421	(113)	119,534	—	—	—
Exercise of stock options	13,327	164	19,826	6,750	6,714	1,276	5,086	2,414
Excess tax benefits from stock-based compensation	13,017	44	—	—	—	—	—	—
Effect of exchange rate changes on cash	781	(1,192)	(7,833)	(3,429)	92	(1,729)	(2,767)	258
Seller financing	(5,000)	—	—	—	—	—	—	(10,000)
Capital lease assumed in OmniQuip acquisition	—	—	—	—	—	—	—	(3,630)
Debt assumed in Delta acquisition	—	—	—	—	—	—	—	(103)
Other (1)	(753)	2,433	4,898	2,689	3,088	(582)	(297)	(1,184)

Free Cash Flow	$(53,050)	$10,087	$267,457	$57,152	$226,844	$(43,711)	$27,172	$(98,450)

(1)	Includes changes in other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. — Page 13
JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Six Months Ended		Six Months Ended		Six Months Ended
	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,
	2006	2005	2006	2005	2006	2005
Revenues
Net sales	$960,847	$650,078	$960,847	$650,078	$—	$—
Financial products	6,230	5,716	—	—	6,230	5,716
Rentals	5,072	4,301	4,931	4,094	141	207

	972,149	660,095	965,778	654,172	6,371	5,923
Cost of sales	781,425	580,428	781,316	580,030	109	398

Gross profit	190,724	79,667	184,462	74,142	6,262	5,525
Selling and administrative expenses	77,362	58,932	75,311	58,058	2,051	874
Product development expenses	13,262	11,463	13,262	11,463	—	—

Income from operations	100,100	9,272	95,889	4,621	4,211	4,651
Other income (deductions):
Interest expense (net of interest income)	(11,154)	(16,286)	(9,197)	(12,541)	(1,957)	(3,745)
Miscellaneous, net	1,003	4,946	1,003	4,946	—	—

Income (loss) before taxes	89,949	(2,068)	87,695	(2,974)	2,254	906
Income tax provision (benefit)	34,663	(823)	33,794	(1,184)	869	361
Equity in income of Access Financial Solut	—	—	1,385	545	—	—

Net income (loss)	$55,286	$(1,245)	$55,286	$(1,245)	$1,385	$545

Earnings (loss) per common share	$1.07	$(.03)

Earnings (loss) per common share — assuming dilution	$1.05	$(.03)

Cash dividends per share	$.01	$.01

Weighted average shares outstanding	51,621	43,762

Weighted average shares outstanding — assuming dilution	52,876	43,762

JLG Industries, Inc — Page 14
JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	January 29,	July 31,	January 29,	July 31,	January 29,	July 31,
	2006	2005	2006	2005	2006	2005
ASSETS
Current assets
Cash and cash equivalents	$183,344	$223,597	$183,344	$223,597	$—	$—
Trade accounts and finance receivables — net	379,813	419,866	324,171	373,417	55,642	46,449
Inventories	227,957	169,097	227,957	169,097	—	—
Assets held for sale	49,941	—	49,941	—	—	—
Other current assets	42,715	56,739	42,715	56,739	—	—

Total current assets	883,770	869,299	828,128	822,850	55,642	46,449
Property, plant and equipment — net	82,746	85,855	82,621	85,698	125	157
Equipment held for rental — net	36,684	22,570	36,480	22,259	204	311
Finance receivables, less current portion	26,500	30,354	—	—	26,500	30,354
Pledged receivables, less current portion	18,623	33,649	—	—	18,623	33,649
Goodwill	60,419	61,641	60,419	61,641	—	—
Intangible assets — net	75,371	32,086	75,371	32,086	—	—
Investment in Access Financial Solutions	—	—	41,870	40,485	—	—
Receivable from Access Financial Solutions	—	—	12,416	5,868	—	—
Other assets	68,379	68,143	68,237	68,009	142	134

	$1,252,492	$1,203,597	$1,205,542	$1,138,896	$101,236	$111,054

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term	$6,515	$1,496	$6,515	$1,496	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	26,558	29,642	—	—	26,558	29,642
Accounts payable	187,591	200,323	187,591	200,323	—	—
Accrued expenses	139,689	148,651	139,626	148,615	63	36

Total current liabilities	360,353	380,112	333,732	350,434	26,621	29,678
Long-term debt, less current portion	221,888	224,197	221,888	224,197	—	—
Limited recourse debt from finance receivables monetizations, less current portion	18,760	34,016	—	—	18,760	34,016
Payable to JLG Industries, Inc.	—	—	—	—	12,416	5,868
Accrued post-retirement benefits	31,797	31,113	31,797	31,113	—	—
Other long-term liabilities	22,117	27,233	22,117	27,233	—	—
Provisions for contingencies	30,707	28,334	29,138	27,327	1,569	1,007
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value Issued and outstanding shares: 52,752 shares; fiscal 2005 — 51,645 shares	10,550	10,329	10,550	10,329	30,000	30,000
Additional paid-in capital	203,571	180,696	203,571	180,696	—	—
Retained earnings	365,280	310,516	365,280	310,516	11,870	10,485
Unearned compensation	—	(7,397)	—	(7,397)	—	—
Accumulated other comprehensive loss	(12,531)	(15,552)	(12,531)	(15,552)	—	—

Total shareholders’ equity	566,870	478,592	566,870	478,592	41,870	40,485

	$1,252,492	$1,203,597	$1,205,542	$1,138,896	$101,236	$111,054

JLG Industries, Inc. — Page 15
JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Six Months Ended		Six Months Ended		Six Months Ended
	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,
	2006	2005	2006	2005	2006	2005
Operations
Net income (loss)	$55,286	$(1,245)	$55,286	$(1,245)	$1,385	$545
Adjustments to reconcile net income (loss) to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	(29)	142	(29)	142	—	—
(Gain) loss on sale of equipment held for rental	(5,684)	(6,634)	(5,684)	(6,634)	—	—
Non-cash charges and credits:
Depreciation and amortization	14,440	14,046	14,297	13,648	143	398
Other	12,168	6,714	11,201	7,115	967	(401)
Changes in selected working capital items:
Accounts receivable	25,918	32,558	33,044	4,124	(6,588)	28,434
Inventories	(80,550)	(28,126)	(80,550)	(28,126)	—	—
Accounts payable	(5,703)	(279)	(5,703)	(279)	—	—
Other operating assets and liabilities	(5,398)	(14,900)	(5,425)	(14,854)	27	(46)
Changes in finance receivables	(2,064)	(1,526)	—	—	(2,064)	(1,526)
Changes in pledged finance receivables	(429)	474	—	—	(429)	474
Changes in other assets and liabilities	(7,142)	(14,067)	(7,692)	(14,564)	12	497

Cash flow from operating activities	813	(12,843)	8,745	(40,673)	(6,547)	28,375

Investments
Purchases of property, plant and equipment	(6,889)	(4,967)	(6,889)	(4,967)	—	—
Proceeds from the sale of property, plant and equipment	136	162	136	162	—	—
Purchases of equipment held for rental	(27,391)	(18,940)	(27,391)	(18,876)	—	(64)
Proceeds from the sale of equipment held for rental	14,743	20,187	14,743	20,187	—	—
Cash portion of acquisitions	(47,035)	(105)	(47,035)	(105)	—	—
Investment in income of Access Financial Solutions	—	—	(1,385)	(545)	—	—
Other	(68)	(102)	(68)	(102)	—	—

Cash flow used for investing activities	(66,504)	(3,765)	(67,889)	(4,246)	—	(64)

Financing
Net increase in short-term debt	12	2,013	12	2,013	—	—
Issuance of long-term debt	—	130,054	—	130,054	—	—
Repayment of long-term debt	(193)	(130,232)	(193)	(130,232)	—	—
Issuance of limited recourse debt	—	—	—	—	—	—
Repayment of limited recourse debt	—	—	—	—	—	—
Change in receivable from Access Financial Solutions	—	—	(6,548)	28,317	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	6,548	(28,317)
Payment of dividends	(522)	(444)	(522)	(444)	—	—
Exercise of stock options	13,491	6,362	13,491	6,362	—	—
Excess tax benefits from stock-based compensation	13,061	—	13,061	—	—	—

Cash flow from financing activities	25,849	7,753	19,301	36,070	6,548	(28,317)

Currency Adjustments
Effect of exchange rate changes on cash	(411)	(4,496)	(410)	(4,502)	(1)	6

Cash and Cash Equivalents
Net change in cash and cash equivalents	(40,253)	(13,351)	(40,253)	(13,351)	—	—
Beginning balance	223,597	37,656	223,597	37,656	—	—

Ending balance	$183,344	$24,305	$183,344	$24,305	$—	$—